SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2009

SCHOLASTIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

557 BROADWAY, NEW YORK, NEW YORK	10012
(Address of Principal Executive Offices)	(Zip Code)

(212) 343-6100
(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01- Other Events.

On December 16, 2009, Scholastic Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing a further stock repurchase program.

Item 9.01 Financial Statements and Exhibits

(a)       Not applicable

(b)       Not applicable

(c)       The following exhibit is filed as part of this report:

Press release of Scholastic Corporation, dated December 16, 2009, is filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 16, 2009	SCHOLASTIC CORPORATION
(Registrant)

/s/ Maureen O’Connell
		Name:	Maureen O’Connell
		Title:	Executive Vice President, Chief Administrative
Officer and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press release of Scholastic Corporation, dated December 16, 2009